UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2025

Paragon 28, Inc.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40902 (Commission File Number)	27-3170186 (IRS Employer Identification No.)

14445 Grasslands Drive
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

(720) 912-1332
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01  Other Events.

On January 28, 2025, Paragon 28, Inc. (“Paragon 28” or the “Company”), issued a press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Zimmer, Inc., (“Parent”), a Delaware corporation and wholly owned subsidiary of Zimmer Biomet Holdings, Inc., a Delaware Corporation (“Zimmer Biomet”), Gazelle Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and, for certain provisions of the Merger Agreement, Zimmer Biomet, providing for the acquisition of the Company by Parent.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The terms of the Merger Agreement will be described in a subsequent filing on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joint Press Release, dated January 28, 2025, issued by Zimmer Biomet Holdings, Inc. and Paragon 28, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding  Paragon 28, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "are confident that," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "would" or the negative of these terms or other comparable terms.  Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Paragon 28 and Paragon 28 management; the financial condition, results of operations and business of Paragon 28; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by Paragon 28 in light of Paragon 28’s experience and Paragon 28’s perception of historical trends, current conditions and expected future developments, as well as other factors Paragon 28 believes are appropriate in the circumstances.  These forward-looking statements also are based on the current expectations and beliefs of the management of Paragon 28 and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of Paragon 28 will approve the proposed transaction and the possibility that the proposed transaction does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Paragon 28 will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including in circumstances which would require Paragon 28 to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to the achievement, in part or at all, of the revenue milestone necessary for the payment of any contingent value rights; (vii) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Paragon 28’s ability to attract, motivate or retain key executives, employees and other associates; (viii) risk related to the proposed transaction diverting Paragon 28’s management’s attention from ongoing business operations; (ix) negative effects of this announcement or the consummation of the proposed transaction on the market price of Paragon 28’s common stock and on Paragon 28’s operating results; (x) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (xi) (A) other risks and uncertainties discussed in Paragon 28’s Annual Report on Form 10-K/A, for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q  (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”).  Filings with the SEC are available on the SEC’s website at www.sec.gov.

The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.  Paragon 28 undertakes no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Participants in the Solicitation

Paragon 28 and its directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Paragon 28 in connection with the proposed transaction. Information regarding Paragon 28’s directors and executive officers can be found in Paragon 28’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2024 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and on Paragon 28’s website at www.paragon28.com.  Additional information regarding the interest of Paragon 28’s participants in the solicitation of Paragon 28’s stockholders, which may, in some cases, be different than those of Paragon 28’s stockholders generally, will be set forth in the proxy statement related to the proposed transaction described above and other relevant materials to be filed with the SEC if and when they become available.

Additional Information and Where to Find It

In connection with the proposed transaction, Paragon 28 intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Paragon 28’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PARAGON 28 ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Paragon 28’s website at www.paragon28.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Paragon 28, Inc., Robert McCormack, 14445 Grasslands Drive, Englewood, Colorado, telephone: (720) 912-1332.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON 28, INC.

By:	/s/ Robert S. McCormack
	Name:	Robert S. McCormack
	Title:	General Counsel and Corporate Secretary

Date: January 29, 2025

Exhibit 99.1

Zimmer Biomet:

Media	Investors
Heather Zoumas-Lubeski 445-248-0577 heather.zoumaslubeski@zimmerbiomet.com Kirsten Fallon 781-779-5562 kirsten.fallon@zimmerbiomet.com	David DeMartino 646-531-6115 david.demartino@zimmerbiomet.com Zach Weiner 908-591-6955 zach.weiner@zimmerbiomet.com
Paragon 28:
Media and Investors: Matt Brinckman 720-912-1332 mbrinckman@paragon28.com

Zimmer Biomet Announces Definitive Agreement to Acquire Paragon 28

Demonstrates Zimmer Biomet’s Commitment to Investing in Higher Growth
End-Markets, with Expansion into ~$5 Billion Foot and Ankle Segment

Expected to Enhance Zimmer Biomet’s Financial Profile; Immediately Accretive to Revenue Growth and Accretive to Adjusted EPS within 24 Months of Deal Close

(WARSAW, Ind. and ENGLEWOOD, Colo.) January 28, 2025 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a global medical technology leader, and Paragon 28, Inc. (NYSE: FNA), a leading medical device company focused exclusively on the foot and ankle orthopedic segment, today announced they have entered into a definitive agreement for Zimmer Biomet to acquire all outstanding shares of common stock of Paragon 28 for an upfront payment of $13.00 per share in cash, corresponding to an equity value of approximately $1.1 billion and an enterprise value of approximately $1.2 billion. Paragon 28 shareholders will also receive a non-tradeable contingent value right (CVR) entitling the holder to receive up to $1.00 per share in cash if certain revenue milestones are achieved. The CVR will be payable in whole or in part if net sales exceed $346 million up to $361 million (with the CVR payments calculated linearly between $0.00 and $1.00 if net sales are between $346 million and $361 million) during Zimmer Biomet’s fiscal year 2026. The board of directors of each of Zimmer Biomet and Paragon 28 has unanimously approved the proposed transaction.

Established in 2010, Paragon 28 has an extensive suite of surgical offerings and product systems spanning all major foot and ankle segments, including fracture and trauma, deformity correction and joint replacement. Since its inception, Paragon 28 has been singularly focused on bringing to market innovative solutions to address areas of unmet need in the foot and ankle segment.

“This proposed transaction further diversifies Zimmer Biomet’s portfolio outside of core orthopedics and positions us well in one of the highest growth specialized segments in musculoskeletal care, while creating cross-selling opportunities in the rapidly growing ASC space,” said Ivan Tornos, President and Chief Executive Officer of Zimmer Biomet. “Paragon 28’s broad and innovative foot and ankle portfolio, robust product pipeline and dedicated and highly trained sales force, combined with Zimmer Biomet’s global reach and capabilities, will uniquely position us to address the unmet patient needs of this highly complex anatomy.”

“We are incredibly proud of the legacy we have built at Paragon 28 as an industry leader committed to continuously improving the outcomes and experiences of patients suffering from foot and ankle conditions,” said Albert DaCosta, Chairman and CEO of Paragon 28. “Joining Zimmer Biomet is an exciting new chapter for Paragon 28 and an incredible opportunity to advance our mission and continue to deliver groundbreaking solutions in the foot and ankle segment.”

Benefits of the Proposed Transaction

Strengthens and expands Zimmer Biomet’s foot and ankle offerings through Paragon 28’s leading technology platform while bolstering existing fracture & trauma and joint replacement portfolios.

Complements Zimmer Biomet’s global footprint and existing infrastructure with Paragon 28’s expansive portfolio, which is expected to drive adoption and accelerate U.S and international growth.
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Accelerates Zimmer Biomet’s WAMGR given significant opportunity across a ~$5 billion foot and ankle industry growing high-single digits.

Expedites penetration opportunities in the fast-growing ASC space.

Proposed Transaction Highlights

The proposed transaction is expected to immediately accelerate Zimmer Biomet’s revenue growth. Paragon 28 has announced net revenue for the full year of 2024 to be in a range of $255.9 to $256.2 million, representing 18.2% to 18.4% reported growth over the prior fiscal year. Zimmer Biomet expects the proposed transaction, considering the impact of financing, to be approximately 3% dilutive to adjusted earnings per share in 2025, about 1% dilutive to 2026 adjusted earnings per share and accretive to adjusted earnings per share within 24 months of deal close.

Zimmer Biomet plans to fund the proposed transaction through a combination of cash on the balance sheet and other available debt financing sources. Zimmer Biomet expects to maintain a strong balance sheet and to continue to support its stated capital allocation priorities.

Closing of the proposed transaction is subject to receipt of required regulatory approvals, approval by Paragon 28 stockholders and other customary closing conditions, and is anticipated to close in the first half of 2025. Expected impacts to 2025 financial results will be discussed on Zimmer Biomet’s upcoming fourth quarter 2024 earnings call scheduled for February 6, 2025.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Zimmer Biomet and Hogan Lovells US LLP is serving as legal advisor.

Piper Sandler & Co. is serving as exclusive financial advisor to Paragon 28 and Cravath, Swaine & Moore LLP is serving as legal advisor.
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About Zimmer Biomet
Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow on LinkedIn at www.linkedin.com/company/zimmerbiomet or X/ Twitter at www.twitter.com/zimmerbiomet.

About Paragon 28
Based in Englewood, CO., Paragon 28 is a leading medical device company exclusively focused on the foot and ankle orthopedic segment and is dedicated to improving patient lives. From the onset, Paragon 28 has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, Charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

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Cautionary Statement Regarding Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Zimmer Biomet and Paragon 28, which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements.  In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "are confident that," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "would" or the negative of these terms or other comparable terms.  Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; plans, objectives, beliefs, expectations and intentions of the board of directors of Zimmer Biomet, Zimmer Biomet management, the board of directors of Paragon 28 and Paragon 28 management; the financial condition, results of operations and businesses of Zimmer Biomet and Paragon 28; the possibility that the milestone associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction.

These forward-looking statements are based on certain assumptions and analyses made by Zimmer Biomet and Paragon 28 in light of Zimmer Biomet and Paragon 28’s experience and Zimmer Biomet and Paragon 28’s perception of historical trends, current conditions and expected future developments, as well as other factors Zimmer Biomet and Paragon 28 believe are appropriate in the circumstances.  These forward-looking statements also are based on the current expectations and beliefs of the respective managements of Zimmer Biomet and Paragon 28 and are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as whether the stockholders of Paragon 28 will approve the proposed transaction and the possibility that the proposed transaction does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for Paragon 28 will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Paragon 28 to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) risks relating to the achievement, in part or at all, of the revenue milestone necessary for the payment of any contingent value rights; (vii) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Paragon 28’s ability to attract, motivate or retain key executives, employees and other associates; (viii) risk related to the proposed transaction diverting Zimmer Biomet’s and/or Paragon 28’s managements’ attention from the ongoing business operations of their respective business; (ix) negative effects of this announcement or the consummation of the proposed transaction on the market price of Zimmer Biomet and/or Paragon 28’s common stock and on Zimmer Biomet and/or Paragon 28’s operating results; (x) significant transaction costs; (xi) unknown liabilities; (xii) the risk of litigation, including shareholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (xiii) (A) other risks and uncertainties discussed in Zimmer Biomet’s and Paragon 28’s respective Annual Reports on Form 10-K or Form 10-K/A, as applicable, for the fiscal year ended December 31, 2023 and their subsequent Quarterly Reports on Form 10-Q  (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”).  Filings with the SEC are available on the SEC’s website at www.sec.gov.
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The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive.  Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.  Zimmer Biomet and Paragon 28 undertake no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances.

Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Paragon 28 intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Paragon 28’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF PARAGON 28 ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Paragon 28’s website at www.paragon28.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Paragon 28, Inc., Robert McCormack, 14445 Grasslands Drive, Englewood, Colorado, telephone: (720) 912-1332.
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Participants in the Solicitation

Zimmer Biomet and Paragon 28 and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Paragon 28 in connection with the proposed transaction. Information regarding Zimmer Biomet’s directors and executive officers can be found in Zimmer Biomet’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, filed with the SEC on March 27, 2024 and subsequent statements of beneficial ownership on file with the SEC. Information regarding Paragon 28’s directors and executive officers can be found in Paragon 28’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2024 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov, on Zimmer Biomet’s website at www.zimmerbiomet.com and on Paragon 28’s website at www.paragon28.com.  Additional information regarding the interest of Paragon 28’s participants in the solicitation of Paragon 28’ stockholders, which may, in some cases, be different than those of Paragon 28’s stockholders generally, will be set forth in the proxy statement related to the proposed transaction described above and other relevant materials to be filed with the SEC if and when they become available.

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